FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                      Date of Report: October 16, 2000
                     (Date of earliest event reported)




LEVITZ FURNITURE INCORPORATED                             LEVITZ FURNITURE CORPORATION
(Exact name of registrant as                              (Exact name of registrant as
specified in its charter)                                   specified in its charter)

    DELAWARE         1-12046        23-2351830          FLORIDA          1-5787         23-1657490
(State or other    (Commission     (IRS Employer    (State or other    (Commission    (IRS Employer
jurisdiction of    File Number)    Identification   jurisdiction of    File Number)   Identification
 incorporation)                         No.)         incorporation)                        No.)


                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)



Item 5. Other Events.

     Attached hereto as Exhibit 99.1 is a press release issued on October 16, 2000 by Levitz Furniture Incorporated, a Delaware corporation.

     As set forth in the Company's previous public filings with the Securities Exchange Commission and the United States Bankruptcy Court for the District of Delaware, the Company believes that no distribution will be made to equity holders in connection with the Company's Plan of Reorganization.

Item 7.  Financial Statements and Exhibits.

(a)     Not Applicable

(b)     Not Applicable

(c)     Exhibits:
        --------

        99.1        Press release dated October 16, 2000




                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LEVITZ FURNITURE INCORPORATED

                                    By:  /s/ Edward P. Zimmer
                                         --------------------------
                                         Edward P. Zimmer
                                         Vice President


Date:  October 20, 2000



                             INDEX TO EXHIBITS



  Exhibit No.    Exhibit                                          Page
  -----------    -------                                          ----
      99.1       Press release dated October 16, 2000